EXHIBIT 10.3 FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT FIFTH AMENDMENT (this “Agreement”) dated as of February 28, 2020 among BlueLinx Holdings Inc. (the “Borrower”), the “Guarantors” referred to on the signature pages hereto, the Lenders executing this Agreement on the signature pages hereto and HPS INVESTMENT PARTNERS, LLC, in its capacity as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below. WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Credit and Guaranty Agreement, dated as of April 13, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). WHEREAS, the Credit Parties, the Lenders party hereto constituting the Requisite Lenders and the Administrative Agent desire to amend the Credit Agreement on the terms set forth herein. NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, effective as of the Fifth Amendment Effective Date, Section 6.7 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof: “; provided that this Section 6.7 and the requirements of this Section 6.7 shall not apply at any time that the outstanding principal balance of the Loans is less than $45,000,000.” Section 3. Representations and Warranties. Each Credit Party represents and warrants to each Agent and the Lenders that, after giving effect to this Agreement, (a) the representations and warranties set forth in Section 4 of the Credit Agreement, and in each of the other Credit Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 4 to “this Agreement” included reference to the Credit Agreement after giving effect to this Agreement and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall each become effective, as of the date hereof (the “Fifth Amendment Effective Date”), upon satisfaction of the following conditions: (a) Execution. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, the Guarantors party to the Credit Agreement and Lenders party to the Credit Agreement constituting the Requisite Lenders. (b) Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements due and payable under the Credit Documents on or prior to the date hereof, including all reasonable and documented out-of-pocket fees, charges and disbursements of Administrative Agent and counsel to Administrative Agent. Section 5. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any other Credit Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof. Section 6. Confirmation. Each Credit Party (a) confirms its obligations under the Collateral Documents, (b) confirms that its Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Collateral Documents, (c) confirms that its Obligations under the Credit Agreement as modified hereby constitute “Secured Obligations” (as defined in the Collateral Documents) and (d) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Collateral Documents. Each party, by its execution of this Agreement, hereby confirms that the Secured Obligations shall remain in full force and effect, and such Secured Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents. Each Guarantor (a) confirms its Guaranteed Obligations under the Credit Agreement, (b) confirms that the Guaranteed Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in Section 7 of the Credit Agreement and (c) confirms that the Obligations under the Credit Agreement as modified hereby constitute “Guaranteed Obligations”. Each Credit Party, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect. Section 7. Miscellaneous. (a) This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Credit Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Credit Documents. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. (b) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. (c) Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Agreement upon the satisfaction of the 2 conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof). [Signature pages follow] 3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written. BORROWER: BLUELINX HOLDINGS INC. By: /s/ Justin B. Heineman Name: Justin B. Heineman Title: Vice President and Corporate Secretary FIFTH AMENDMENT TO CREDIT AGREEMENT S-1

GUARANTORS: CEDAR CREEK HOLDINGS, INC. By: /s/ Justin B. Heineman Name: Justin B. Heineman Title: Vice President and Corporate Secretary BLUELINX CORPORATION By: /s/ Justin B. Heineman Name: Justin B. Heineman Title: Vice President and Corporate Secretary BLUELINX FLORIDA HOLDINGS NO.1 INC. BLUELINX FLORIDA HOLDINGS N O. 2 INC. CEDAR CREEK LLC CEDAR CREEK CORP. ASTRO BUILDINGS INC. LAKE STATES LUMBER, INC. VENTURE DEVELOPMENT & CONSTRUCTION, LLC By: /s/ Justin B. Heineman Name: Justin B. Heineman Title: Vice President and Corporate Secretary BLUELINX FLORIDA LP By: BlueLinx Florida Holdings No. 2 Inc., its General Partner By: /s/ Justin B. Heineman Name: Justin B. Heineman Title: Vice President and Corporate Secretary FIFTH AMENDMENT TO CREDIT AGREEMENT S-2

ABP AL (MIDFIELD) LLC ABP CO II (DENVER) LLC ABP FL (LAKE CITY) LLC ABP FL (PENSACOLA) LLC ABP FL (YULEE) LLC ABP IA (DES MOINES) LLC ABP IL (UNIVERSITY PARK) LLC ABP IN (ELKHART) LLC ABP KY (INDEPENDENCE) LLC ABP LA (NEW ORLEANS) LLC ABP ME (PORTLAND) LLC ABP MI (GRAND RAPIDS) LLC ABP MN (MAPLE GROVE) LLC ABP MO (KANSAS CITY) LLC ABP MO (SPRINGFIELD) LLC ABP MO (BRIDGETON) LLC ABP MO (KANSAS CITY) LLC ABP NC (CHARLOTTE) LLC ABP NJ (DENVILLE) LLC ABP NY (YAPHANK) LLC ABP OH (TALMADGE) LLC ABP OK (TULSA) LLC ABP PA (STANTON) LLC ABP SC (CHARLESTON) LLC ABP TN (ERWIN) LLC ABP TN (MEMPHIS) LLC ABP TN (MADISON) LLC ABP TX (EL PASO) LLC ABP TX (HOUSTON) LLC ABP TX (LUBBOCK) LLC ABP TX (SAN ANTONIO) LLC ABP VA (RICHMOND) LLC ABP VT (SHELBURNE) LLC By: BlueLinx Holdings Inc., as Sole Manager By: /s/ Justin B. Heineman Name: Justin B. Heineman Title: Vice President and Corporate Secretary FIFTH AMENDMENT TO CREDIT AGREEMENT S-3

ADMINISTRATIVE AGENT: HPS INVESTMENT PARTNERS, LLC, as Administrative Agent By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-4

REQUISITE LENDERS: SPECIALTY LOAN FUND 2016, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-5

SPECIALTY LOAN ONTARIO FUND 2016, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-6

SPECIALTY LOAN FUND 2016-L, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-7

SLF 2016 INSTITUTIONAL HOLDINGS, L.P., as Lender By: HPS Investment Partners, LLC, its Service Provider By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-8

MORENO STREET DIRECT LENDING FUND, L.P., as Lender By: PS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-9

SPECIALTY LOAN VG FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-10

NDT SENIOR LOAN FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-11

AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-12

FALCON CREDIT FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-13

RELIANCE STANDARD LIFE INSURANCE COMPANY, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-14

TMD-DL HOLDING, LLC, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-15

TOKIO MILLENNIUM RE AG, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-16

SPECIALTY LOAN FUND – CX – 2, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-17

CACTUS DIRECT LENDING FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-18

PRIVATE LOAN OPPORTUNITIES FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-19

RED CEDAR FUND 2016, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-20

PACIFIC INDEMNITY COMPANY, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-21

AXA EQUITABLE LIFE INSURANCE COMPANY, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FIFTH AMENDMENT TO CREDIT AGREEMENT S-22